Exhibit 99.2

Corporate Update September 2026 BBOT Next-Generation RAS-Pathway Therapeutics

Forward-Looking Statements

This presentation is being made by BridgeBio Oncology Therapeutics, Inc. ("BBOT" or the "Company"). Certain statements included in this presentation that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, including express or implied statements relating to the clinical and therapeutic potential of BBOT's product candidates, including as monotherapy or in combination with other therapeutics, BBOT's plans to continue and expand its clinical trials, anticipated data readouts and the timing of these events, the market opportunities and competitive landscape for BBOT's product candidates, BBOT's projected cash runway, BBOT's ability to obtain additional cash and the sufficiency of its existing cash and cash equivalents to fund its future operating expenses and capital expenditure requirements, the accuracy of BBOT's estimates regarding expenses, future revenue, capital requirements, and needs for additional financing, and BBOT's ability to attract and retain key scientific and management personnel, are based on the information currently available to the Company and various assumptions BBOT has made, whether or not identified in this presentation, and are the current expectations of BBOT's management and are not predictions of actual performance. Many actual events and circumstances are beyond the Company's control.

These forward-looking statements are subject to a number of risks and uncertainties, including initial and interim data from BBOT's clinical trials not being indicative of final data; the design, success and timing of ongoing and planned clinical trials; adverse events that may be encountered in BBOT's clinical trials; risks relating to the uncertainty of the projected financial information with respect to BBOT; risks related to the regulatory review and potential approval of BBOT's product candidates and the timing of expected regulatory and business milestones, including the progress of enrollment in clinical trials and availability of data from ongoing and planned clinical trials; the impact of competitive product candidates and commercial products; ability to obtain sufficient supply of materials; BBOT's ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; intellectual property-related claims; global economic and political conditions; changes in domestic and foreign business, market, financial, political, and legal conditions; and those other risks and uncertainties are described more fully in the "Risk Factors" section of the Company's most recent filings with the Securities and Exchange Commission and available at www.sec.gov. In addition, forward-looking statements reflect BBOT's expectations, plans, or forecasts of future events and views as of the date of this presentation and are qualified in their entirety by reference to the cautionary statements herein, and subsequent events and developments may cause BBOT's assessments to change. These forward-looking statements should not be relied upon as representing BBOT's assessments as of any date subsequent to the date of this presentation. Neither the Company nor any of its affiliates undertake any obligation to update these forward-looking statements, except as required by law.

2

Advancing next generation RAS-pathway targeted small molecules Mission Strong research pipeline focused on breakthrough science Unique approach to targeting the MAPK and PI3Ka signaling pathways designed to enable superior response and durability potential Selective targeting of RAS pathway oncogenic drivers designed to enable superior therapeutic index KRAS is ON enabled by direct effector blockade mechanism Financial Strength Flexibility to fund operations into 2028 including full phase 1 development across all three clinical programs Bring hope to patients with mutant KRAS-driven malignancies by translating innovative science into novel medicines3

BBOT is developing three Phase 1 programs; all three programs have generated clinical data supporting further development

Program / Target	Previously disclosed data	Clinical achievements
BBO-8520 KRAS^{G12C} (ON / OFF)	▪ 65% ORR monotherapy (N=17) in 2L+ G12C inhibitor naïve NSCLC, 68% 6-mo. PFS, and 83% of patients remaining on treatment for >6mo follow-up ▪ Differentiated pembrolizumab combination (N=15) safety data observed at optimally active dose level with favorable liver safety profile	✓ *Compelling monotherapy efficacy profile* ✓ *Differentiated liver toxicity in combination with pembrolizumab at active doses*
BBO-11818 Pan-KRAS (ON / OFF)	▪ Anti-tumor activity across dose levels and tumor types with tumor reductions and partial response at higher dose levels ▪ Differentiated safety profile (N=13) observed in dose escalation ▪ PK exposure approximately dose proportional	✓ *Highly differentiated safety profile vs. panRAS* ✓ *Dose-proportional PK & preliminary evidence of clinical actviity*
BBO-10203 RAS:PI3Kα Breaker	▪ N=32 patients with no observed events of hyperglycemia and no enrollment restrictions on HbA1c or glucose ▪ Achieved target systemic exposure and rapid full target engagement	✓ *Achieved predicted efficacious exposure & full target engagement at 500 mg QD* ✓ *Differentiated safety profile vs. PI3Kα inhibitors*

Note: NSCLC, non-small cell lung cancer; PK, pharmacokinetics; ORR, objective response rate; PFS, progression-free survival; QD, once daily; 2L+, second line or later; G12Ci, KRAS G12C inhibitor; HbA1c, hemoglobin A1c

4

Strategic Focus Q3 2026 corporate update summary: Strategic prioritization BBO-8520 in 1L NSCLC and BBO-10203 in breast cancer have been deprioritized based on evolving treatment landscape, competitive crowding, & portfolio dynamics, BBOT has no near-term plans for further investment BBO-8520 and pembrolizumab combination in 2L+ G12C inhibitor experienced KRASG12C NSCLC patients A B Allocating capital to opportunities with the highest probability of success, clear development path, and greatest potential patient benefit BBO-11818 and BBO-10203 +/- standard of care in KRASmut cancers5

BBO-8520 in 2L+ G12C inhibitor experienced patients in combination with pembrolizumab

A

BBO-8520 $KRAS^{G12C}$ (ON/OFF) inhibitor

NSCLC ~21K

~21,000 incident $KRAS^{G12C}$ NSCLC patients, US 2026[2]

Strong early efficacy signals

In G12C inhibitor experienced patients, BBO-8520 + pembrolizumab has shown 75% ORR at 500mg QD and 53% ORR across dose levels[1]

- **Growing market**
  Potential G12C OFF inhibitor approvals in 1L are expected to change SoC and create a significant G12C inhibitor experienced 2L market
- **Unmet need**
  Docetaxel delivers 9-13% ORR and 3.8-4.5 months[3] PFS in the G12C inhibitor naive setting
- **Competitive whitespace**
  No approved targeted agents and no announced or ongoing registrational trials in this segment

Notes: 1) ONKORAS-101 DCO June 1, 2026, analysis set includes patients with at least 12 weeks of follow-up and at least 1 post-baseline radiographic disease, all patients TPS≥1% and includes confirmed and unconfirmed responses; 2) ACS Cancer Statistics 2026 / KRAS variant prevalence: Lee et al., npj Precis Oncol 6(1):91 (2022); 3) CodeBreaK 200 / KRYSTAL-12 (NCT04685135)

6

BBO-11818 and BBO-10203 +/- standard of care combinations in $KRAS^{mut}$ cancers

B

BBO-11818 Pan-KRAS(ON/OFF) inhibitor

BBO-10203 RAS:PI3Kα breaker

CRC	~40K
PDAC	~41K
NSCLC	~17K

~98,000 incident $KRAS^{G12D/V}$ patients, US 2026[1]

BBOT is uniquely positioned to fully inhibit MAPK and PI3Ka signaling in $KRAS^{mut}$ tumors

- **Combination enrollment ongoing**
  Multiple combination cohorts are enrolling across CRC & PDAC
- **Clinical data on both molecules**
  Demonstrated potential based on clinical safety, exposure, and early efficacy data
- **Differentiated CRC opportunity**
  Potential to address CRC efficacy in combination with PI3Ka and / or EGFR inhibition based on single-agent toxicity profiles

Source: 1) ACS Cancer Statistics 2026 / KRAS variant prevalence: Lee et al., npj Precis Oncol 6(1):91 (2022)

7

BBOT is investing in phase 1b cohorts with the greatest potential patient benefit

	Indication	Mutation	Treatment Regimen		Status of Combination Cohorts
A	NSCLC	$KRAS^{G12C}$	BBO-8520	+ pembrolizumab	Enrolling
				Monotherapy	Enrollment Complete
B	CRC	$KRAS^{G12D/V}$	BBO-11818	+ BBO-10203	Enrolling
				+ cetuximab	Enrolling
				+ BBO-10203 + cetuximab	Planned
		$KRAS^{mut}$	BBO-10203	Monotherapy	Enrollment Complete
				+ FOLFOX / bevacizumab	Enrollment Complete
	PDAC	$KRAS^{G12D/V}$	BBO-11818	Monotherapy	Enrolling
				+ BBO-10203	Enrolling

Source: ClinicalTrials.gov NCT06343402 (ONKORAS-101, BBO-8520); NCT06917079 (KONQUER-101, BBO-11818); NCT06625775 (BREAKER-101, BBO-10203)

8

BBO-11818 and BBO-10203 data catalysts planned for Q4 2026 Source: 1) BBOT 10-Q August 11th, 2026 Mid-2027 Expanded BBO-8520 + pembrolizumab dataset in 2L+ G12C inhibitor experienced KRASG12C NSCLC $344M cash as of end Q2 20261 Cash runway projected into 2028 A Data update on BBO-11818 and BBO-10203 monotherapy BBO-11818 and BBO-10203 internal / SoC combination cohorts in CRC & PDAC Mid-2027 Q4 2026 B9

Strategic focus BBO-8520 + pembrolizumab combination in 2L+ G12C inhibitor experienced KRASG12C NSCLC A B BBO-11818 and BBO-10203 +/- standard of care in KRASmut cancers10

Direct ON-state inhibition drives gains in potency and lowers the free drug levels needed for activity Source: Awad et al., NEJM 384(25):2382–2393 (2021); Amodio et al., Cancer Discov 10(8):1129–1139 (2020) BBO-8520: Maciag et al., Cancer Discovery. 2024 Improved therapeutic index in combination with pembrolizumab in patients with KRASG12C NSCLC Prevention of adaptive mechanisms of resistance that emerge in response to therapeutic pressure of OFF inhibitors BBO-8520’s direct ON/OFF inhibition enables improved therapeutic index BBO-10203 BBO-8520 BBO-11818 BBO-8520 Growth factor Receptor tyrosine kinase KRASG12C DNA Inhibition of Cell Growth KRASG12C (OFF) KRASG12C (ON)11

2L+ G12C inhibitor experienced $KRAS^{G12C}$ NSCLC opportunity: Differentiated data in a growing market with high unmet need

BBO-8520 | BBO-11818 | BBO-10203

Differentiated data

In G12C inhibitor experienced patients, BBO-8520 + pembrolizumab has shown **75% ORR at 500mg** QD and **53% ORR across dose levels**[1]

Growing market

Potential G12C OFF inhibitor approvals in 1L are expected to change SoC and create a significant G12Ci experienced 2L market

Unmet need

Docetaxel delivers 9-13% ORR and 3.8-4.5 months[2] PFS in the G12C inhibitor naive setting

Competitive whitespace

No approved targeted agents and no announced or ongoing registrational trials in this segment

Source: 1) ONKORAS-101 DCO June 1, 2026, analysis set includes patients with at least 12 weeks of follow-up and at least 1 post-baseline radiographic disease, all patients TPS≥1% and includes confirmed and unconfirmed responses; 2) CodeBreaK 200 / KRYSTAL-12 (NCT04685135)

12

BBO-8520 efficacy evaluable1 G12C inhibitor naïve patients Best overall response (N=41) In G12C inhibitor naïve 2L+ monotherapy patients, efficacy and safety data continue to track in line with our prior data disclosure in January 2026, with an ORR of 63% Note: → indicates patient is still on study treatment 1) Analysis set includes patients with at least 12 weeks of follow-up and at least 1 post-baseline radiographic disease assessment; 2) ORR includes both confirmed and unconfirmed responses; 3) Disease control rate (DCR) includes complete responses (CR), partial response (PR) and stable disease (SD) Source: ONKORAS-101 DCO June 1, 2026 Best % change from baseline in target lesions 100 mg (n=2) 200 mg (n=5) 300 mg (n=4) 500 mg (n=15) 700 mg (n=15) → → → → → → → → → → → → → → → → → → → → → Treatment-related AEs and AEs of Interest Reported in >20% of monotherapy patientsAE term BBO-8520 Monotherapy N=44 All Grades Grade ≥3 Any TRAE 41 (93.2) 7 (15.9) DIARRHEA 33 (75.0) 5 (11.4) NAUSEA 33 (75.0) 1 (2.3) VOMITING 23 (52.3) 0 FATIGUE 15 (34.1) 1 (2.3) DECREASED APPETITE 10 (22.7) 0 AE of Interest AST INCREASED 5 (11.4) 0 ALT INCREASED 4 (9.1) 0

2L KRAS^{G12C} NSCLC may see an increasing share of G12C inhibitor experienced patients with significant unmet need

BBO-8520 BBO-11818 BBO-10203

G12C OFF inhibitor + pembrolizumab phase 3 trials in 1L KRAS^{G12C} NSCLC


Ph3 primary readout window
Individual trial readout
Population / regimen
2027
2028
2029
Q1
Q2
Q3
Q4
G12Ci + pembrolizumab
PD-L1 ≥50%
olomorasib • Nov '27
divarasib • Nov '28
adagrasib • Oct '28
calderasib • Feb '29
G12Ci + pembrolizumab + chemo
all PD-L1
adagrasib • Sep '29
olomorasib • Nov '27
calderasib • Dec '29

Growing, unaddressed patient population

Six 1L Ph3 G12Ci trials in 1L NSCLC are expected to complete in 2027 - 2029, potentially moving OFFi into the front line and building a growing 2L+ G12Ci experienced population with no targeted therapy available

Notes: 1) Revolution Medicines has guided to a first-line phase 3 with elironrasib but no start date has been specified and this trial would be at least three years behind competitors; 2) 1L NSCLC KRAS inhibitor + pembrolizumab combinations are dosed below mono RP2D/label to limit liver/immune Adverse Events: adagrasib 400 vs 600 mg BID (label); olomorasib tested 50–100 mg BID combination vs 200 mg BID monotherapy; calderasib tested 25–400 mg QD combination vs 25-800 mg combination
Source: ClinicalTrials.gov primary completion dates and N, as accessed August 2026; olomorasib, SUNRAY-01; adagrasib, KRYSTAL-7 (Oct '28) and KRYSTAL-4 (Sep '29); divarasib, Krascendo-2; calderasib, KANDLELIT-004 (Feb '29) and KANDLELIT-007 (Dec '29).

14

Following a suboptimal dose of a G12C OFF inhibitor in the 1L, BBO-8520 ON/OFF potency could enable new immunogenic cell death in combination with PD-1

BBO-8520 BBO-11818 BBO-10203



1. Targeted Therapeutic (Small Molecule + Anti-PD-1)
BBO-8520 At full dose[1]
+
Anti-PD-1 antibody
2. Induction of Immunogenic Cell Death
Tumor
3. Immune Activation and Adaptive Response
CD8+ T cells (cytotoxic)
Activated T cells traffic back to the tumor and kill cancer cells
CD4+ T cells (helper)
Dendritic cells sense danger signals, become activated, and prime T cells

Notes: 1) Full dose refers to the dose shown to be efficacious as monotherapy. BBOT Phase 1 data indicate BBO-8520 can be combined with pembrolizumab at this dose, unlike most G12C(OFF) inhibitors.
Source: Figure adapted from Zhai et al., Frontiers in Pharmacology, 2023

15

In the G12C inhibitor experienced setting, BBO-8520 + pembrolizumab has shown 75% ORR at 500mg QD and 53% ORR across dose levels in 2nd to 5th line patients

BBO-8520 BBO-11818 BBO-10203

BBO-8520 in efficacy evaluable G12C inhibitor experienced patients[1]
Best overall response (N=17)

	200 mg N=1	300 mg N=8	500 mg N=8	Total N=17
ORR[4] % (n)	100% (1/1)	25% (2/8)	75% (6/8)	53% (9/17)



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
Best % change from baseline
SD
PD
SD
SD
SD
SD
SD
SD
PR
PR
PR
uPR
PR
PR
PR
PR
PR

Num. Prior LoT[2]	2	1	3	1	3	2	3	2	3	1	4	4	4	1	4	2	3
Prior PD-(L)1 tx	Y	N	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y
Prior G12Ci[3]	A	A	S	D	S,A	S	S	S	S	S	A,S	S,A	S	S	S, O	S	S

ORR for PD-(L)1 experienced patients is 50%, in line with overall ORR

Patients have 1-4 prior lines of therapy in the metastatic setting

Change in tumor burden over time[1,4]
N=17



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
% change in target lesion
0
10
20
30
40
50
60
Weeks since first dose
200 mg (n=1)
300 mg (n=8)
500 mg (n=8)

Note: → indicates patient is still on study treatment; LoT, Lines of Therapy 1) ONKORAS-101 DCO June 1, 2026, analysis set includes patients with at least 12 weeks of follow-up and at least 1 post-baseline radiographic disease, all patients TPS≥1% 2) In the advanced or metastatic setting; 3) Prior G12Ci treatment: D=Divarasib, A=Adagrasib, S=Sotorasib, O=Olomorasib; 4) Includes one unconfirmed PR at 300mg

16

BBO-8520 + pembrolizumab ORR reported to date is above phase 1 clinical benchmarks and standard of care in G12Ci pretreated patients

BBO-8520 | BBO-11818 | BBO-10203

BBO-8520 + pembrolizumab vs. third-party trials of other KRAS^{G12C} inhibitors[1]

2L+ G12C inhibitor experienced ORR (%)


* uORR
ORR (%)
100
90
80
70
60
50
40
30
20
10
0
75%*
500 mg QD
53%*
200-500mg
QD
42%*
28%
42%*
26%
10%
13%
Current SoC
No approved targeted agent and no ongoing / planned Ph. 3 trials

Regimen	BBO-8520[1] + pembro	elironrasib[2]	olomorasib + pembro[3]	olomorasib[4]	elisrasib[5]	divarasib + Atezo[6]	docetaxel[7]
MoA	ON/OFF	ON	2nd gen OFF				N/A
Trial	ONKORAS-101	NCT06128551	LOXO-RAS-20001		NCT05410145	NCT04449874	CodeBreak 200
Dose	200-500 mg QD	200 mg BID	50-100 mg BID	150 mg BID	600 mg QD	400 mg QD	N/A
mPFS	N/A	6.2 mo	4.3 mo	8.2 mo	8.1 mo	N/A	3.8-4.5 mo
N *efficacy eval.*	17	24	18	38	31	10	300+

Notes: The trials shown on this slide involved different patient populations and trial designs, and no direct comparisons can be drawn, no head-to-head trials of the BBO-8520 + pembrolizumab regimen versus other therapies have been conducted; uORR= unconfirmed Objective Response Rate; 1) ONKORAS-101 DCO June 1, 2026; 2) Jänne PA, et al. AACR-NCI-EORTC 2025 (RMC-6291-001), 200 mg BID; Revolution Medicines Q3 2025 Corporate Update; elironrasib 200 mg BID + daraxonrasib (100-200 mg QD) has 62% uORR in n=26 pts but 43% Gr3+ TRAE; 3) Olomorasib + pembro: Burns TF, et al. J Thorac Oncol 2026 (LOXO-RAS-20001, n=18); 4) Olomorasib mono post-G12Ci: Koyama T, et al. Nat Commun 2026;17:3834 (LOXO-RAS-20001, n=38); 5) D3S-001 post-G12Ci: AACR 2026 (n=31); 6) 1 PR out of 10 G12Ci pretreated patients, WCLC 2024 (400 mg QD); 7) CodeBreak 200 and KRYSTAL-12; G12C inhibitor naive setting

17

BBO-8520 + pembrolizumab has shown a generally differentiated safety profile in 2L+ G12C inhibitor experienced patients

BBO-8520 BBO-11818 BBO-10203

TRAEs reported in >20% patients & TRAEs of interest[1]

N=17

AE term	All Grades	Grade ≥3
Any TRAE	**17 (100%)**	**7 (41.2%)**
DIARRHEA	13 (76.5%)	5 (29.4%)
NAUSEA	12 (70.6%)	1 (5.9%)
VOMITING	9 (52.9%)	0
FATIGUE	7 (41.2%)	0
AE of Interest		
AST INCREASED	2 (11.8%)	1 (5.9%)
ALT INCREASED	1 (5.9%)	1 (5.9%)

Dose modifications due to TRAEs[1,2]

N=17

Dose modification by agent	BBO-8520	pembro
Dose discontinuation, n (%)	0 (0.0%)	1 (5.9%)
Dose interruption, n (%)	9 (52.9%)	7 (41.2%)
Dose reduction, n (%)	7 (41.2%)[2]	N/A

Combination safety profile summary

- BBO-8520 + pembrolizumab safety profile appears generally tolerable and manageable
- TRAEs are mostly GI-related with a potentially differentiated liver toxicity profile as of the data cutoff date
- ALT/AST safety profile enabled PD-1 combination
  - The only G3 ALT/AST was considered by the PI to be mainly due to co-medications and LFT increases do not seem to be dose dependent
  - Other G12C inhibitors see ~10-15% Gr3+ ALT/AST in combination with pembrolizumab[3]

Notes: 1) ONKORAS-101 DCO June 1, 2026, analysis set includes patients with at least 12 weeks of follow-up, all patients TPS≥1%; 2) TRAEs leading to dose reduction were diarrhea (n=5), anemia (n=1), and vomiting (n=1); 3) G12Ci + pembrolizumab in 1L NSCLC: adagrasib 400 mg BID, KRYSTAL-7 (11% / 14%, ASCO 2025); divarasib 400 mg QD, Krascendo-170 (23% / 18%, ASCO 2026); olomorasib 50–100 mg BID, LOXO-RAS-20001 (18% / 15%, ASCO 2026); MK-1084 25–400 mg QD, KANDLELIT-001 (8% / 10%, ASCO 2025). No head-to-head studies have been conducted to evaluate the BBO-8520 + pembrolizumab regimen versus other G12C inhibitors, and no direct comparisons can be drawn

18

BBO-8520 + pembrolizumab has the potential to address a $1-2B US opportunity

BBO-8520 | BBO-11818 | BBO-10203

Patient flow to our target population
KRAS^{G12C} metastatic NSCLC, US

Today's SoC

1L
pembro +/- chemo

2L
KRAS G12C OFF inhibitor
Lumakras + Krazati: ~$400M US, FY2025
Divarasib: ~$1.2 to 2.5B peak, WW[1]

3L
docetaxel

SoC 2028+

1L
G12C OFFi + pembro +/- chemo

2L+ G12Ci-experienced
BBO-8520 + PD-1

$1-2B US TAM

Notes: SoC = standard of care; TAM, total addressable market; WW, worldwide; 3L, third line; pembro, pembrolizumab; patient flow and TAM are a BBOT projection
Source: 1) Amgen and BMS FY2025 filings; Roche Q1 2026 earnings presentation

19

Strategic focus BBO-8520 + pembrolizumab combination in 2L+ G12C inhibitor experienced KRASG12C NSCLC A B BBO-11818 and BBO-10203 +/- standard of care in KRASmut cancers20

Mechanism of action for BBO-11818, Pan-KRAS (ON/OFF) inhibitor & BBO-10203, RAS:PI3Kα breaker

BBO-8520 | BBO-11818 | BBO-10203

BBO-11818 Pan-KRAS(ON/OFF) inhibitor
Mechanism of action



Growth factor
Receptor tyrosine kinase
BBO-11818
Inhibition of Cell Growth
KRAS^{G12X} DNA

- BBO-11818 is an orally bioavailable, reversible pan-KRAS inhibitor with activity in both the ON and OFF states
- Highly selective (>500x) for KRAS, spares H- and N-RAS
- Single-digit nM activity with no shift in potency between pERK and 3D viability

BBO-10203 RAS:PI3Kα breaker
Mechanism of action



Growth Factor
RTK
BBO-10203
p85
P110α
RAS
AKT
PRAS40
mTOR
GSK3β
S6K
Signaling inhibition

- Blocks binding of K-, H-, and N-RAS to PI3Kα
- Agnostic to the mutational status of either partner
- Does not inhibit the kinase activity of PI3Kα

Source: BBO-10203: Simanshu et al. Science, 2025; BBO-11818: Stahlhut et al. Cancer Discovery, 2026;16(4):740-59

21

BBO-11818 and BBO-10203 were each designed to improve therapeutic index and enable unique combinations relative to competitor approaches BBO-8520 BBO-10203 RAS:PI3K breaker BBO-11818 Pan-KRAS(ON/OFF) inhibitor Improved tolerability and no significant skin toxicity observed to date1, potentially due to >500x selectivity over N-, H-RAS relative to panRAS inhibitors Broader mutant allele coverage may increase market opportunity relative to mutant-selective KRAS inhibitors Designed to overcome safety limitations, including high rates of hyperglycemia of WT PI3K inhibitors Designed to inhibit RAS-driven PI3K signaling in >90% KRASmut tumors that are PI3K WT, which are not addressable for mutant selective PI3K inhibitors BBO-10203 BBO-11818 Notes: 1) <10% of patients experienced grade 1 rash TRAE, no higher-grade skin toxicity observed as of September 1st, 202622

Each program has been independently clinically evaluated through monotherapy dose escalation BBO-8520 BBO-10203 RAS:PI3Kα breakerDose selection Safety profile

BBO-8520 BBO-11818 BBO-10203

KONQUER-101 for **BBO-11818** is currently enrolling monotherapy backfill and combination dose escalation

- Escalation through 800mg BID fasted with no DLTs
- No significant skin toxicity observed at any dose level[1]
- Safety profile is manageable and tolerable

BREAKER-101 for **BBO-10203** has completed monotherapy dose escalation and is currently enrolling combinations

- 500mg QD selected as RDE
- Full steady state target engagement achieved

KONQUER-101 & BREAKER-101

Monotherapy & combination – active cohorts

PDAC	$KRAS^{G12D/V}$	BBO-11818
	$KRAS^{G12D/V}$	BBO-11818 + BBO-10203
CRC	$KRAS^{G12D/V}$	BBO-11818 + cetuximab
	$KRAS^{G12D/V}$	BBO-11818 + BBO-10203
	$KRAS^{mut}$	BBO-10203 + FOLFOX + bevacizumab

Notes: 1) <10% of patients experienced grade 1 rash TRAE, no higher-grade skin toxicity observed as of September 1st, 2026
Source: NCT06917079; NCT06625775

24

BBO-11818 and BBO-10203 were designed for internal combination to enable superior activity in KRAS$^{G12D/V}$ tumors

BBO-8520 BBO-11818 BBO-10203


BBO-10203
RAS:PI3Kα Breaker
H/N RAS
KRAS
BBO-11818
KRASG12D/V
PI3K
RAF
AKT
MEK
mTOR
ERK
No Tumor Growth

- Mutant KRAS strongly drives both the MAPK and AKT pathways
- In response to MAPK pathway inhibition, WT RAS activates the AKT pathway for survival
- BBO-10203's pan-RAS activity enables inhibition of RAS-driven AKT pathway activation by any RAS
- Simultaneous inhibition of both the MAPK and AKT pathways has the potential to stop proliferation and induce apoptosis leading to strong tumor regressions

BBOT has initiated enrollment of BBO-10203 combinations with BBO-11818 in CRC and PDAC in order to test this hypothesis in the clinic

Source: Left hand side visual demonstration adapted from Moore et al. 2020

25

BBO-11818 in combination with BBO-10203 drives deeper tumor regression than single-agents in preclinical models

BBO-8520 BBO-11818 BBO-10203

C1157 PDX
CRC - $KRAS^{G12D}$


Tumor Volume (mm³)
500
400
300
200
100
0
0
14
28
42
56
70
84
Days on Treatment
*
*

- Vehicle (BID)
- BBO-10203 (100 mg/kg, QD)
- BBO-11818 (100 mg/kg, BID)
- BBO-11818 + BBO-10203

C1329 PDX
CRC - $KRAS^{G12V}$


Tumor Volume (mm³)
500
400
300
200
100
0
0
14
28
42
56
70
84
Days on Treatment
*
*

- Vehicle (BID)
- BBO-10203 (100 mg/kg, QD)
- BBO-11818 (100 mg/kg, BID)
- BBO-11818 + BBO-10203

CAPAN-2 CDX
PDAC - $KRAS^{G12V}$


Tumor volume (mm³)
500
400
300
200
100
0
0
7
14
21
28
Days on Treatment
*
*

- Vehicle (BID)
- BBO-10203 (100 mg/kg, QD)
- BBO-11818 (100 mg/kg, BID)
- BBO-11818 + BBO-10203

Notes: Kopetz lab collaboration; the C1157 and C1329 PDX models were derived from tumors after patient progression on bevacizumab, 5-FU, and oxaliplatin, and on bevacizumab, 5-FU, irinotecan, and oxaliplatin, respectively; Statistical analyses: two-way repeated measures ANOVA from day 4 to 29 *p<0.05 ; PDX, patient-derived xenograft; CDX, cell line-derived xenograft

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… but the combination still sees high rates of toxicity Competitor approach: Adding selective KRASG12D inhibition to pan-RAS results in improved efficacy due to deeper target coverage, but with high toxicity G12Di improves pan-RAS efficacy via target coverage… Combo Safety Data (N=60)3 All Grades Grade ≥3 Any TRAE 97% 35% Rash 90% 12% Diarrhea 63% 5% Nausea 57% 2% Stomatitis/Mucositis 53% 7% Anemia 20% 10% Daraxonrasib Zoldonrasib Dose Interruption 57% 40% Dose Reduction 30% 8%

BBOT approach: Enabling robust, concurrent, inhibition of RAS-driven PI3Kα and MAPK signaling using an orthogonal approach to competitors

BBO-8520 | BBO-11818 | BBO-10203

No oncogenic signaling
Partial oncogenic signaling
More oncogenic signaling

Competitor approach

Monotherapy

Pan-RAS
Rash and GI toxicity limit target coverage

MAPK	Partial inhibition
PI3Kα	Partial inhibition

Combination

Pan-RAS + G12Di
G12Di adds mutant-driven MAPK inhibition

MAPK	**Full inhibition**
PI3Kα	Partial inhibition

BBOT approach

Monotherapy

Pan-KRAS
Better TI provides MAPK coverage, WT RAS reactivates PI3Kα

MAPK	**Full inhibition**
PI3Kα	Partial inhibition

Combination

Pan-KRAS + Breaker
Breaker safety may enable deeper target coverage of both pathways

MAPK	**Full inhibition**
PI3Kα	**Full inhibition**

Notes: No head-to-head trials have not been conducted between BBOT's product candidates and panRAS therapies; Schematic representation of BBOT's mechanistic hypothesis; depth of pathway inhibition is illustrative and not to scale. Pan-RAS tolerability reflects rash and GI adverse events reported for pan-RAS(ON) inhibitors in clinical development; BBO-11818 and BBO-10203 profiles reflect Phase 1 data to date
Source: Choi et al., Cell Reports, 2026; Ge et al., Cancer Research, 2026.

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BBOT’s agents could enable combination with cetuximab without overlapping skin toxicity, which drives deep regressions in preclinical models Notes: 1) BBO-10203 (100 mg/kg, QD); 2) BBO-11818 (100 mg/kg, BID); 3) Cetuximab (15 mg/kg, BIW) Source: Internal BBOT data. Long-term cellular confluence assay: SK-CO-1 cells (KRASG12V/WT CRC) were treated as indicated and cellular proliferation was measured daily over 20 days. Treatments were refreshed twice weekly. Synergy assay: the cellular synergy of BBO-11818 or RMC-6236 with cetuximab was determined using a 5-day cellular proliferation assay in SK-CO-1 cells (KRASG12V/WT) or engineered SK-CO-1 cells (KRASG12V/G12V) Synergy was determined using the Bliss method In vitro assay CRC—KRASG12V Synergy summary BBO-11818 vs. daraxonrasib In vivo efficacy data CRC—KRASG12D/V 5 10 15 20 KRASG12V/WT KRASG12V/G12V KRASG12V/WT KRASG12V/G12V Bliss Synergy Score BBO-11818 Synergy RMC-6236 C1329 PDX CRC—KRASG12V C1157 PDX CRC—KRASG12D BBO-8520 BBO-10203 BBO-11818 • Vehicle • 4 nM BBO-11818 • 1 µg/mL Cetuximab • 4 nM BBO-11818 + 1 µg/mL Cetuximab • Vehicle (BID) • BBO-11818 + BBO-102031,2 • BBO-11818 + Cetuximab2,3 • BBO-10203 + Cetuximab1,3 • BBO-11818 + BBO-10203 +Cetuximab1,2,3 daraxonrasib BBO-1181829

BBO-11818 and BBO-10203 combinations have the potential to address significant unmet medical need for patients with KRASmut cancers Potential to address CRC in combination with PI3K and EGFR inhibition based on single-agent toxicity profiles We are uniquely positioned to robustly inhibit MAPK and PI3K signaling in KRASmut tumors in an orthogonal approach to pan-RAS + G12Di Clinical evaluation of each molecule independently & combination cohort enrollment initiated30

APPENDIX BBO-11818 & BBO-10203 previously disclosed clinical data

Initial cohorts demonstrate anti-tumor activity at predicted efficacious dose levels across tumor types and appears generally tolerable and manageable BBO-8520 BBO-11818 BBO-10203 Best overall response N=9 20 SD 10 SD SD baseline SD 0 from lesions SD SD -10 get SD tar -20 SD change → SD % in Best -30 -40 PR -50 → Tumor type PDAC PDAC PDAC CRC PDAC PDAC NSCLC NSCLC PDAC Mutation G12V G12D G12V G12D G12D G12D G12D G12V G12D Prior LoT1 1 3 3 3 4 3 4 7 2 50 mg (n=1) 100 mg (n=1) 200 mg (n=1) 400 mg (n=3) 600 mg (n=3) C1D15 (Steady State) in patients 600 mg BID (n=2) 400 mg BID (n=3) 1000 200 mg BID (n=1) L ) 100 mg BID (n=1) /m g 50 mg BID (n=1) ( n n 100 G12V 818 io G12D 1 1 rat—nt BBO c e Con 10 Blood 1 0 4 8 12 Time (hours) BBO-11818 PK exposure was approximately dose proportional, with 600 mg BID covering G12D and G12V mutant alleles Note: → indicates patient is still on drug as of December 10, 2025; 1) Number of prior lines of therapy in the metastatic setting ; 2) PR was unconfirmed at the time of data cutoff but was subsequently confirmed; 3) In G12D and G12V CDX mouse models the target concentrations correspond to tumor regression following daily oral BBO-11818 treatment as estimated using a Simeoni PK-TGI model Source: KONQUER-101 DCO Dec 10, 2025 32

BBO-11818 appears generally tolerable and manageable TRAEs reported in >1 patient N=13 AE term All Grades Grade 1/2 Grade 3 Nausea 8 7 1 Diarrhea 6 5 1 Vomiting 5 5 -Dry Mouth 3 3 -Fatigue 5 5 -Anorexia 3 3 -Hypomagnesemia 2 2 -Dysgeusia 2 2— Monotherapy safety data BBO-11818 monotherapy (N=13) appears generally tolerable and manageable ▪ No DLTs ▪ TRAEs mainly GI related ▪ 2 Gr 3 GI events (diarrhea and nausea) in patients with pre-existing GI conditions Source: KONQUER-101 DCO Dec 10, 2025 33

BBO-10203 exposure achieved predicted efficacious levels with complete target engagement across all dose levels at steady-state BBO-8520 BBO-11818 BBO-10203 C1D15 (Steady State) PK in patients 750 mg QD (n=5) 500 mg QD (n=6) 300 mg QD (n=7) 150 mg QD (n=3) Day 1 target engagement by dose 750 mg QD (n=5) 500 mg QD (n=6) 300 mg QD (n=7) 150 mg QD (n=3) ▪ Predicted efficacious exposure achieved in patients at 500 mg QD ▪ Rapid target engagement observed across all dose levels with complete target engagement at steady-state Source: BBOT internal data 34

BBO-10203 demonstrated a potentially differentiated safety profile in heavily pretreated patients

BBO-8520 | BBO-11818 | BBO-10203

TRAEs by Grade in >10% patients

N=32

	Monotherapy N=24		Trastuzumab Combination N=4		FOLFOX/Bev Combination N=4	
AE term	All Grades	Grade ≥3	All Grades	Grade ≥3	All Grades	Grade ≥3
Any TRAE	**17 (71%)**	**0**	**4**	**0**	**3**	**0**
Diarrhea	7 (29%)	0	1 (25%)	0	0	0
Fatigue	6 (25%)	0	1 (25%)	0	0	0
Nausea	6 (25%)	0	1 (25%)	0	2 (50%)	0
Decreased Appetite / Anorexia	5 (21%)	0	0	0	0	0
Vomiting	3 (13%)	0	1 (25%)	0	1 (25%)	0
Rash / Dermatitis Acneiform	3 (13%)	0	0	0	0	0

Monotherapy and combination safety profile has potential to be a **key differentiator compared to other PI3Kα-targeting agents**

- **No** DLTs and treatment-related SAEs
- **No** hyperglycemia
- **No** Grade ≥3 TRAEs except for 1 incidence of asymptomatic hypokalemia (lab abnormality)
- **No** dose reductions
- Early combination data with trastuzumab and FOLFOX/Bev appears generally tolerable with **no grade 3+ TRAE**

Efficacy data

- Clinical benefit was observed in patients with CRC (>80% 3L+) and HR+ BC who were previously heavily treated and tumor reductions observed in some patients
- Monotherapy DCR: 62% (13/21)[1]

Note: 1) Disease control rate (DCR) includes complete responses (CR), partial response (PR) and stable disease (SD) in efficacy evaluable patients defined as at least one on-treatment scan
Source: BREAKER-101 DCO Dec 10, 2025

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